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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 20, 2001


                                LifeMinders, Inc.
           ----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




Delaware                            0-28133               52-1990403
----------------------------        ----------------      ----------------------
(State of Other Jurisdiction        (Commission File      (IRS Employer
of Incorporation)                   Number)               Identification Number)


13530 Dulles Technology Drive
Suite 500
Herndon, Virginia                                                     20170
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(Address of Principal Executive Offices)                              (Zip Code)




Registrant's Telephone Number, including Area Code:              (703) 793-8210
                                                                 --------------






               ---------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.           Other Events

         On August 21, 2001, LifeMinders, Inc. (the "Company") issued a press release relating to a proposed merger with Cross Media Marketing Corporation. A copy of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and a copy of an Amended and Restated Agreement and Plan of Merger dated August 20, 2001 by and between Cross Media Marketing Corporation, and LifeMinders, Inc. is filed as Exhibit 2.1 to this Current Report on Form 8-K. Such documents are incorporated by reference into this Item 5 and the foregoing description of such press release is qualified in its entirety by reference to such exhibit.

         The above-referenced statements may contain forward-looking statements that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Expressions of future goals and similar expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements involve a number of risks and uncertainties, which are described in LifeMinders, Inc.'s filings with the Securities and Exchange Commission. The actual results may differ materially from any forward-looking statements due to such risks and uncertainties. LifeMinders, Inc. undertakes no obligations to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits


Exhibit Number                      Exhibit
--------------                      -------
2.1                                 Amended and Restated Agreement and Plan of
                                    Merger dated August 20, 2001 by and between Cross Media Marketing Corporation, and
                                    LifeMinders, Inc.

99.1                                Press Release issued August 21, 2001, by
                                    LifeMinders, Inc.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                LifeMinders, Inc.


                                                By:     /s/ Allison Abraham
                                                      --------------------------
                                                      Allison Abraham
                                                      President

Dated:            August 22, 2001
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                                INDEX TO EXHIBITS


Exhibit Number                      Exhibit
--------------                      -------
2.1                                 Amended and Restated Agreement and Plan of
                                    Merger dated August 20, 2001 by and between Cross Media Marketing Corporation, and
                                    LifeMinders, Inc.

99.1                                Press Release issued August 21, 2001, by
                                    LifeMinders, Inc.